===================================================================


                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                            AMENDMENT NO. 1
                                TO
                            FORM 8-K/A

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported)
                         October 11, 1996


                         PROFFITT'S, INC.
      (Exact name of registrant as specified in its charter)



              Tennessee          0-15907             62-0331040
              (State of       (Commission File    (I.R.S. Employer
           incorporation)        Number)          Identification No.)

             P.O. Box 9388
          Alcoa, Tennessee                           37701
         (Address of principal                      (Zip Code)
           executive offices)

Registrant's telephone number, including area code (423) 983-7000


                               N/A
  (Former name or former address, if changed since last report)



Item 2.   Acquisition or Disposition of Assets

     On October 11, 1996, the registrant, Proffitt's, Inc., a Tennessee corporation ("Proffitt's), completed a merger with Parisian, Inc, an Alabama corporation ("Parisian") in which a wholly owned subsidiary of Proffitt's was merged with and into Parisian, with Parisian surviving the merger as a wholly owned subsidiary of Proffitt's. In connection with the merger, each outstanding common share $0.01 par value of Parisian was converted into a right to receive $15.00 in cash and .4006 shares of the common stock, $.10 par value, of Proffitt's (the "Proffitt's Common Stock"), for an aggregate consideration of approximately $110 million in cash and approximately 2.9 million shares of Proffitt's Common Stock.

     Parisian is a regional specialty department store company which operates 38 stores in Alabama, Florida, Georgia, Indiana,
Michigan, Ohio, South Carolina, and Tennessee.

     In connection with the merger, Proffitt's issued its Guaranty of the $125 million in outstanding principal amount of the 9 7/8% Senior Subordinated Notes due 2003 of Parisian (the "Notes"), pursuant to a Supplemental Indenture, dated as of October 11, 1996 among Proffitt's, Parisian and AmSouth Bank of Alabama, as trustee. Proffitt's paid to each holder of a Note consenting to approval of the Supplemental Indenture, $10.00 per $1,000 of principal amount of such holder's Notes for an aggregate payment of approximately $1.2 million.

     Funds for the cash consideration paid to Parisian shareholders, the consent payments to holders of Notes and certain expenses and investment advisory fees in the aggregate amount of approximately $4.3 million incurred in connection with the merger were provided by borrowing under a $275 million credit facility pursuant to a Credit Facilities and Reimbursement Agreement dated October 11, 1996, by and among Proffitt's, certain lenders, and NationsBank of Texas, National Association.

Item 7.   Financial Statements and Exhibits

        7(a). The audited financial statements of Parisian required by this Item have been previously reported (as defined in Rule 12b-2 under the Securities Exchange Act of 1934). The following unaudited financial statements of Parisian included herein have been derived from the financial statements provided in Parisian's
Quarterly Report on Form 10-Q for the quarter ended August 3, 1996:

     Consolidated Balance Sheet as of August 3, 1996
     Consolidated Statements of Operations for the periods from January 29, 1995 through July 29, 1995 and February
          4, 1996 through August 3, 1996
     Consolidated Statements of Changes in Shareholders' Equity for the periods from January 29,1995 through July 29, 1995 and February 4, 1996 through August 3, 1996
     Consolidated Statements of Cash Flows for the periods from January 29, 1995 through July 29, 1995 and February 4, 1996 through August 3, 1996
     Notes to Consolidated Financial Statements

     7(b).     The pro forma statement of income for the fiscal
year ended February 3, 1996 required by this Item has been previously reported. The following pro forma financial information is included herein:

     Pro Forma Condensed Combined Income Statement (Unaudited) For
          the Six Months Ended August 3, 1996
     Notes to Pro Forma Condensed Combined Income Statement
     Pro Forma Condensed Combined Balance Sheet (Unaudited) as of
          August 3, 1996
     Notes to Pro Forma Condensed Combined Balance Sheet

     7(c).  The following exhibits are furnished as required by
Item 7(c):

     Exhibit
     Number
                           Description
     2* Agreement and Plan of Merger dated July 8, 1996, among Proffitt's, Inc., Casablanca Merger Corp. and Parisian, Inc. (Incorporated by reference to Exhibit 2 to the Registrant's Current Report on Form 8-K filed July 18,
           1996).

     4.1* Credit Facilities and Reimbursement Agreement by and among Proffitt's, Inc., certain lenders and NationsBank of Texas, National Association, as Agent.

     4.2* Registration Rights Agreement (incorporated by reference to Appendix III to the prospectus dated
           August 16, 1996, included in the Registrant's
           Registration Statement on Form S-4, Reg. No. 333-09043).

     4.3* Form of Supplemental Indenture (incorporated by reference to Exhibit 4(d) to the Registrant's
           Registration Statement on Form S-3, Reg. No. 333-09941).

___________________________
*  Previously filed

                 [SPACE INTENTIONALLY LEFT BLANK]


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PROFFITT'S, INC.

Date:  December 16, 1996


                              By:        /s/  R. Brad Martin

                                   R. Brad Martin, Chairman of the
                                   Board and Chief Executive Officer



                              Parisian, Inc. and Subsidiaries
                          Consolidated Balance Sheet (Unaudited)
                                      August 3, 1996

            ASSETS
Cash and cash equivalents                                       $        996,881
Restricted cash and short term investments                             1,860,000
Accounts receivable, net                                              31,933,816
Merchandise inventories                                              147,083,285
Prepaid expenses                                                       8,450,984
Deferred income taxes                                                  3,668,660
Federal and state income tax receivable                                3,531,082
                                                               ------------------
           Total current assets                                      197,524,708

Property and equipment, less accumulated depreciation
   and amortization                                                   72,175,978
Goodwill, net                                                         59,334,112
Deferred financing costs, net                                          3,309,739
Other                                                                 11,923,914
                                                               ------------------
            Total assets                                         $   344,268,451
                                                                      ===========

            LIABILITIES
Short-term debt, including current portion of long-term debt     $     3,031,800
Accounts payable                                                      44,040,585
Accrued store rent                                                     1,314,336
Sales tax payable                                                      5,460,444
Other                                                                 12,308,667
                                                               ------------------
          Total current liabilities                                   66,155,832
Long-term debt, less current portion above                           158,179,900
Deferred income taxes                                                  8,287,214
Store opening reimbursements                                          27,202,044
Other                                                                  3,542,100
                                                               ------------------
           Total liabilities                                         263,367,090
                                                               ------------------

            SHAREHOLDER'S EQUITY
Convertible preferred stock, par value $.01 per share, 12,000,000 shares, none issued
Common stock, par value $.01 per share, authorized 65,000,000 shares, issued and
   outstanding 7,355,846 shares                                           73,558
Paid-in capital                                                       87,959,792
Accumulated deficit                                                   (7,131,989)
                                                                -----------------

            Total shareholders' equity                                80,901,361
                                                                -----------------

            Total liabilities and shareholders' equity             $ 344,268,451
                                                                      ===========

                 See notes to unaudited consolidated financial statements


                              Parisian, Inc. and Subsidiaries
                         Consolidated Statements of Operations (1)
                                        (Unaudited)

                                                                 For the period from:
                                                              -----------------------------
                                                               January 29,    February 4,
                                                                 1995            1996
                                                                through       through
                                                              July 29, 1995 August 3, 1996
                                                          ------------------------------------
Net sales, including lease departments
                                                                $ 288,552,429    $ 307,954,521

Costs and expenses:
  Cost of sales                                                   176,540,248      192,560,187
  Selling, general and administrative expenses                     76,815,462       80,745,008
  Other operating expenses:
          Property and equipment rentals                           14,006,873       15,376,770
          Depreciation and amortization                             6,533,587        5,896,682
          Taxes other than income taxes                             6,819,942        6,958,069
                                                              ---------------- ----------------
          Operating Income                                          7,836,317        6,417,805

Other income (expense):
  Finance charge income                                             3,529,729        4,196,543
  Interest expense                                                 (8,876,993)      (8,505,999)
  Other income , net                                                1,182,599          276,777
                                                              ---------------- ----------------
    Income before provision for income taxes                        3,671,652        2,385,126
Provision for income taxes                                          1,766,590        1,414,602
                                                              ---------------- ----------------
    Net income                                                 $    1,905,062    $     970,524
                                                                   ===========       ==========

Net income per common and common equivalent share              $         0.26    $        0.13
                                                                   ===========       ==========

Weighted average common and common equivalent shares                7,355,846        7,355,846
                                                                   ===========       ==========


                 See notes to unaudited consolidated financial statements

                                  Parisian, Inc. and Subsidiaries
               Consolidated Statement of Changes in Shareholders' Equity (Unaudited)
                    For the periods from January 29, 1995 through July 29, 1995 and February 4, 1996 through August 3, 1996

                                                                                           Total
                                                Common         Paid-In      AccumulatedShareholders'
                                                 Stock         Capital        Deficit       Equity
                                             -------------  -------------   ------------------------
Balance, January 29, 1995                      $   73,558   $ 87,959,792   $ (16,880,517) $ 71,152,833
Net loss                                                                      1,905,062      1,905,062
                                             ---------------              ------------------------------         ---------------
Balance, July 29, 1995                         $    73,558   $ 87,959,792  $ (14,975,455)  $ 73,057,895
                                                   =========   ==========      ==========     =========

Balance, February 4, 1996                      $    73,558   $ 87,959,792  $  (8,102,513)  $ 79,930,837
Net income                                                                       970,524        970,524
                                             ---------------  ------------  -------------  ------------
Balance, August 3, 1996                        $    73,558   $ 87,959,792  $  (7,131,989)  $ 80,901,361
                                                   =========    =========      ==========     =========

                      See notes to unaudited consolidated financial statements

                                  Parisian, Inc. and Subsidiaries
                               Consolidated Statements of Cash Flows
                                            (Unaudited)

                                                                    For the period from:
                                                              --------------------------------
                                                               January 29,         February 4,
                                                                 1995                 1996
                                                                 through             through
                                                              July 29, 1995       August 3, 1996
                                                          -------------------- ------------------
Cash flows from operating activities:
  Net income                                                    $  1,905,062     $      970,524

  Adjustments to reconcile net income to net cash provided
  by operating activities:
    Depreciation and amortization                                  6,533,587          5,895,950
    Amortization of deferred financing costs                         535,641            377,871
    Provision for losses on accounts receivable                    1,591,688          2,350,601
    Gain on sale of property and equipment                          (930,393)            (2,900)
    Deferred compensation                                             99,046            101,151
    Change in assets and liabilities:
      (Increase) decrease in:
        Accounts receivable                                       (1,614,020)         4,921,197
        Merchandise inventory                                    (13,166,319)        (4,038,167)
        Prepaid expenses                                          (1,861,582)        (3,075,642)
        Other assets                                              (2,271,739)          (643,835)
      Increase (decrease) in:
        Accounts payable                                           5,477,887          1,884,500
        Accrued store rent                                           138,661           (528,347)
        Federal and state income taxes payable                     3,840,940         (4,716,031)
        Sales tax payable                                           (847,361)        (1,016,030)
        Deferred income taxes                                         30,000            120,000
        Other liabilities                                          1,363,407          1,108,284
                                                            -----------------   ----------------
                    Total adjustments                             (1,080,557)         2,738,602
                                                            -----------------   ----------------
                    Net cash provided by operating activities        824,505          3,709,126
                                                            -----------------   ----------------
Cash flows from investing activities:
   Decrease in restricted cash and short-term investments            410,000            160,000
   Proceeds from sale of property and equipment                    1,587,620              2,900
   Increase in cash value of life insurance                         (180,000)          (180,000)
   Capital expenditures                                             (675,927)        (3,426,020)
   Store opening reimbursements                                    6,271,837            394,604
                                                              ---------------    ---------------
                    Net cash provided by (used in)
                      investing activities                         7,413,530         (3,048,516)
                                                            -----------------   ----------------
Cash flows from financing activities:
   Borrowings under revolving credit agreements                   12,000,000
   Payments under revolving credit agreements                    (14,000,000)
   Principal payments of long-term debt                           (5,326,775)        (1,521,202)
   Payment of financing costs                                       (223,817)            (1,068)
                                                             ----------------   ----------------
                    Net cash used in investing activities         (7,550,592)        (1,522,270)
                                                            -----------------   ----------------
Net increase (decrease) in cash and cash equivalents                 687,443           (861,660)
Cash and cash equivalents, beginning of period                       394,377          1,858,541
                                                             ----------------   ----------------
Cash and cash equivalents, end of period                      $    1,081,820    $       996,881
                                                                   ==========         ==========
Supplemental disclosures of cash flow information:
   Cash paid during the period for:
      Interest                                                $    8,581,398     $    8,106,643
                                                                   ==========         ==========
      Income taxes                                            $    1,260,710     $    6,563,175
                                                                   ==========         ==========
                      See notes to unaudited consolidated financial statements


                 Parisian, Inc. and Subsidiaries
       Notes to Unaudited Consolidated Financial Statements
      For the period from February 4, 1996 to August 3, 1996


(1) In Management's opinion, all adjustments are included to fairly present quarterly results and all such adjustments are of a normal and recurring nature. The results of the interim periods are not necessarily indicative of the results for a full year's operations.

(2) Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation was issued during 1995. Parisian, Inc. and its subsidiaries (the "Company") anticipates that the adoption of this accounting standard during the 1996 fiscal year will not be material to its financial condition. Statement of Financial Accounting Standards No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities was issued during 1996. The Company anticipates that the adoption of this accounting standard during the fourth quarter of the 1996 fiscal year will not be material to its financial condition.


                     Pro Forma Condensed Combined Income Statement (Unaudited)
                              For The Six Months Ended August 3, 1996
                              (in Thousands, Except Per Share Amounts)

                                                                              Pro Forma
                                                                             Acquisition    Pro Forma
                                                     Proffitt's    Parisian Adjustments(7)    Total
                                                     ----------- ----------  ------------ ----------
Net sales                                                $568,277   $307,954              $876,231
Costs and expenses:
   Cost of sales                                          366,624    192,560     500 (1)   559,684
   Selling, general and administrative expenses           141,485     80,745    (700)(1)   221,530
   Other operating expenses                                48,081     28,232    (900)(2)    76,513
                                                                               1,100 (3)
   Merger, restructuring and integration costs              4,270                           4,270
   Gain on sale of assets                                  (2,260)                          (2,260)
                                                     -------------   -------- --------  -----------
      Operating income                                     10,077      6,417        0       16,494


Other income (expense):
   Finance charge income, net of allocation
      to purchasers of accounts receivable                 14,879      4,197                19,076
   Interest expense                                        (8,608)    (8,506) (4,400)(4)   (21,514)
   Other income, net                                          440        277                   717
                                                     -------------         ----------     ----------
      Income before provision for income taxes             16,788      2,385  (4,400)       14,773
   Provision for income taxes                               6,995      1,414    (900)(5)     7,509
                                                     -------------         ----------     -----------
      Net income                                            9,793        971  (3,500)        7,264
   Preferred stock dividends                                  796                              796
   Payment for early conversion of preferred stock          3,032                            3,032
                                                     -------------         -----------    -----------
      Net income available to common shareholders          $5,965       $971 ($3,500)       $3,436
                                                          ========   ======== ========     ========
Earnings per common share:
   Primary                                                  $0.30                             $0.15
                                                          ========                         ========
   Fully diluted                                            $0.46                             $0.30
                                                          ========                         ========

Weighted average common shares:
   Primary                                                 20,186              3,147 (6)     23,333
                                                          ========              ========   ========
   Fully diluted                                           21,414              3,147 (6)     24,561
                                                          ========              ========   ========

                     See Notes to Pro Forma Condensed Combined Income Statement

                         Proffitt's, Inc.
      Notes to Pro Forma Condensed Combined Income Statement
                          (in Thousands)


(1) To conform Parisian's direct cost method of accounting for inventory to the full cost method used by Proffitt's and to conform Parisian's presentation of certain expenses with that of Proffitt's.

(2) To conform Parisian's accounting method for store preopening costs of deferral and amortization over twelve months to Proffitt's accounting method of expensing such costs as incurred.

(3) To reflect the increase in depreciation and amortization resulting from the preliminary purchase price allocation for the Parisian acquisition.

(4) To reflect interest expense on acquisition debt of approximately $118,900 at 7.4% for the period ended August 3, 1996, assuming that the debt was outstanding throughout the period.

(5) To reflect the income tax impact of the pro forma acquisition adjustments using an effective rate of 40%.

(6) To reflect the Proffitt's Common Shares and Equivalents issued to the Parisian shareholders and option holders.

(7) Pro forma adjustments do not include any charges or benefits related to the integration of the operations of the businesses of Proffitt's and Parisian.



                         Pro Forma Condensed Combined Balance Sheet (Unaudited)
                                             August 3,1996
                                             (in Thousands)

                                                                                  Pro Forma
                                                                                 Acquisition Pro Forma
                                                         Proffitt's    Parisian Adjustments   Total
                                                         -----------  ---------  ----------  ---------
ASSETS
Current assets
   Cash and cash equivalents                                 $2,022       $997                   $3,019
   Restricted cash and short term investments                            1,860                    1,860
   Net trade accounts receivable, less
     receivables sold to third parties                       25,817     31,934        500 (1)    58,251
   Merchandise inventories                                  307,806    147,083    (14,800)(1)   440,089
   Deferred income taxes                                      8,755      3,669     17,600 (1)    30,024
   Other current assets                                      21,685     11,982       (500)(1)    33,167
                                                        -----------  ---------   ----------    --------
           Total current assets                             366,085    197,525      2,800       566,410

Property and equipment, net                                 387,774     72,176      9,100 (1)   469,050
Goodwill                                                     52,063     59,334    175,899 (1)   287,296
Other assets                                                 21,264     15,233    (11,600)(1)    24,897
                                                     --------------   --------   ----------    --------
                                                           $827,186   $344,268   $176,199    $1,347,653
                                                          =========  ========= =========      =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
   Trade accounts payable                                   $79,628    $44,041                 $123,669
   Accrued expenses                                          65,041     19,083     33,000 (1)   117,124
   Current portion of long-term debt and
      capital lease obligations                              16,949      3,032                   19,981
                                                     --------------   ---------  ----------    --------
            Total current liabilities                       161,618     66,156     33,000       260,774
Real estate and mortgage notes                               83,234     33,180                  116,414
Notes payable                                                37,588               115,800 (2)   153,388
Capital lease obligations                                    10,584                              10,584
Deferred income taxes                                        53,657      8,287     (3,000)(1)    58,944
Other long-term liabilities                                  14,751     30,744      5,000 (1)    50,495
Subordinated debt                                           100,634    125,000                  225,634
Shareholders' equity                                        365,120     80,901    106,300 (1)   471,420
                                                                                  (80,901)(1)
                                                     --------------   ---------- ----------     --------
                                                           $827,186   $344,268   $176,199    $1,347,653
                                                          =========  ========= =========      =========

                        See Notes to Pro Forma Condensed Combined Balance Sheet


                         Proffitt's, Inc.
       Notes to Pro Forma Condensed Combined Balance Sheet
                          (In Thousands)

(1) The acquisition of Parisian will be accounted for as a purchase in accordance with Accounting Principles Board
       Opinion No. 16, "Business Combinations." The purchase price is being allocated first to tangible and identifiable intangible assets and liabilities of Parisian based on preliminary estimates of their fair values, with the remainder allocated to goodwill and other assets to be identified. The purchase price and the preliminary purchase price allocation are as follows:

          Cash consideration paid                              $110,340
          Common stock and common stock equivalents             106,300
          Transaction expenses                                    5,460
                                                          --------------
              Purchase price                                    222,100
          Historical book value of net assets acquired          (80,901)
                                                          --------------
          Excess of purchase price over historical
              book value of assets acquired                    $141,199
                                                               =========


          Allocation of excess purchase price:
              Adjust trade accounts receivable to
                fair value                                      $   500
              Decrease inventories to preliminary
                estimate of fair value                          (14,800)
              Adjust miscellaneous current assets
                to fair value                                      (500)
              Increase property and equipment to
                fair value                                        9,100
              Increase in goodwill and other assets
                to be identified                                175,899
              Write-off duplicate assets to be abandoned
                 and existing deferred store preopening
                 costs, and decrease other assets to
                 fair value                                     (11,600)
              Accrue preliminary estimate of merger and
                 integration costs                              (33,000)
              Adjust lease commitments to fair value             (5,000)
              Changes in deferred income taxes for tax
                 effect of the aforementioned adjustments:
              Increase in deferred tax assets - current          17,600
             Decrease in deferred tax liabilities -
                 noncurrent                                       3,000
                                                          --------------
                                                               $141,199
                                                                ========

(2)  To reflect acquisition debt.



                          EXHIBIT INDEX

     Exhibit                                             Page
     Number            Description                       Number
     2*     Agreement and Plan of Merger dated July 8,
            1996, among Proffitt's, Inc., Casablanca
            Merger Corp. and Parisian, Inc. (Incorporated by reference to Exhibit 2 to the Registrant's Current Report on Form 8-K filed July 18,
            1996).

     4.1* Credit Facilities and Reimbursement Agreement by and among Proffitt's, Inc., certain lenders and NationsBank of Texas, National
            Association, as Agent.

     4.2* Registration Rights Agreement (incorporated by reference to Appendix III to the prospectus dated August 16, 1996, included in the Registrant's Registration Statement on Form S-4,
            Reg. No. 333-09043).

     4.3*   Form of Supplemental Indenture (incorporated
            by reference to Exhibit 4(d) to the
            Registrant's Registration Statement on Form S-3,
            Reg. No. 333-09941).
________________________________
*  Previously filed